Exhibit 99.2

COLUMBIA PROPERTY TRUST, INC.

Summary of Unaudited Pro Forma Financial Statements

This pro forma information should be read in conjunction with the consolidated financial statements and notes thereto of Columbia Property Trust, Inc. ("Columbia Property Trust" or the "Company") included in its annual report filed on Form 10-K for the year months ended December 31, 2016, and its quarterly report on Form 10-Q for the three months ended March 31, 2017.
On July 6, 2017, Columbia Property Trust transferred the 333 Market Street building ("333 Market Street") to a joint venture (the "333 Market Street Joint Venture") and sold a 22.5% equity interest in the 333 Market Street Joint Venture to Allianz U.S. Private REIT LP, APVK US Private REIT LP, AZ VERS US Private REIT LP, and Allianz Presse US REIT LP, all unaffiliated third parties organized as limited partnerships under the laws of the state of Delaware (collectively, "Allianz") for $112.5 million; and transferred the University Circle property ("University Circle") to a joint venture (the "University Circle Joint Venture") and sold a 22.5% equity interest in the University Circle Street Joint Venture to Allianz for $121.5 million (collectively, the "Initial Dispositions"). 333 Market Street is a 657,000-square-foot office building in San Francisco, California, and University Circle is a three-building, 451,000-square foot office property in East Palo Alto, California. After the Initial Dispositions, Columbia Property Trust will hold a 77.5% equity interest in both the 333 Market Street Joint Venture and the University Circle Joint Venture.
Upon the earlier of Columbia Property Trust and Allianz jointly investing in an additional $600.0 million of assets, or July 6, 2018, one year from the Initial Dispositions, Allianz will acquire an additional 22.5% interest in each of the 333 Market Street Joint Venture and the University Circle Joint Venture for $112.5 million (333 Market Street) and $121.5 million (University Circle), in each case, adjusted for any capital expenditures made by the Company in the interim (the "Additional Dispositions"). Columbia Property Trust will then hold a 55% equity interest in both the 333 Market Street Joint Venture and the University Circle Joint Venture.
The following unaudited pro forma balance sheet as of March 31, 2017, has been prepared in conformity with accounting principles generally accepted in the United States to give effect to the Initial Dispositions and the Additional Dispositions as if both occurred on March 31, 2017. The following unaudited pro forma statements of operations for the three months ended March 31, 2017, and the twelve months ended December 31, 2016, have been prepared to give effect to the Initial Dispositions and the Additional Dispositions as if they occurred on on January 1, 2016. These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had these transactions been consummated as of January 1, 2016.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA BALANCE SHEET
March 31, 2017
(in thousands, unaudited)

ASSETS

	Columbia Property Trust, Inc. Historical(a)	Initial Dispositions			Additional Dispositions
		Pro Forma Adjustments(b)		Pro Forma Total(c)	Pro Forma Adjustments(d)		Pro Forma Total(e)
Assets:
Real estate assets, at cost:
Land	$751,351	$(142,240)	(f)	$609,111	$—		$609,111
Buildings and improvements, less accumulated depreciation	2,118,015	(419,388)	(f)	1,698,627	—		1,698,627
Intangible lease assets, less accumulated amortization	187,414	(14,040)	(f)	173,374	—		173,374
Construction in progress	36,278	(97)	(f)	36,181	—		36,181
Total real estate assets	3,093,058	(575,765)		2,517,293	—		2,517,293
Investment in unconsolidated joint venture	126,691	584,450	(f)
		(131,502)	(g)	579,639	(131,502)	(i)	448,137
Cash and cash equivalents	554,655	234,000	(h)	788,655	234,000	(i)	1,022,655
Tenant receivables, net of allowance for doubtful accounts	5,290	(192)	(f)	5,098	—		5,098
Straight line rent receivable	71,601	(6,593)	(f)	65,008	—		65,008
Prepaid expenses and other assets	40,647	(2,787)	(f)	37,860	—		37,860
Intangible lease origination costs, less accumulated amortization	51,326	(19,182)	(f)	32,144	—		32,144
Deferred lease costs, less accumulated amortization	127,185	(3,448)	(f)	123,737	—		123,737
Investment in development authority bonds	120,000	—		120,000	—		120,000
Total assets	$4,190,453	$78,981		$4,269,434	$102,498		$4,371,932

(a)	Historical financial information sourced from Columbia Property Trust's quarterly report on Form 10-Q as of March 31, 2017.

(b)	Pro forma adjustments reflect the impact of the Initial Dispositions, as described in the explanatory note above.

(c)	Reflects historical balances (a), plus the pro forma adjustments for the Initial Dispositions (b).

(d)	Pro forma adjustments reflect the impact of the Additional Dispositions, as described in the explanatory note above.

(e)	Reflects the Initial Dispositions Pro Forma totals (c), plus the pro forma adjustments for the Additional Dispositions (d).

(f)	Reflects the deconsolidation of 333 Market Street and University Circle on a depreciated historical cost basis, as a result of transferring these properties to unconsolidated joint ventures.

(g)	Reflects the sale of a 22.5% interest in the 333 Market Street Joint Venture and a 22.5% interest in the University Circle Joint Venture for aggregate cash proceeds for $234.0 million (h).

(h)
Represents cash proceeds received for the sale of 22.5% of the 333 Market Street Joint Venture ($112.5 million) and the sale of 22.5% of the University Circle Joint Venture ($121.5 million). Contemporaneously with the closing of the Initial Dispositions, Columbia Property Trust used $108.9 million of these proceeds to purchase a 49.5% equity interest in 114 5th Avenue, a 352,000-square-foot office building in Manhattan, owned through a newly formed joint venture with Allianz. This acquisition does not meet the thresholds for reporting under Rule 3-14 of Regulation S-X, and therefore, is not reflected in the pro forma adjustments above.

(i)
Reflects the future sale of an additional 22.5% interest in the 333 Market Street Joint Venture, for gross proceeds of $112.5 million and the future sale of an additional 22.5% interest in the University Circle Joint Venture, for gross proceeds for $121.5 million.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA BALANCE SHEET
March 31, 2017
(in thousands, unaudited)

LIABILITIES & EQUITY

	Columbia Property Trust, Inc. Historical(a)	Initial Dispositions			Additional Dispositions
		Pro Forma Adjustments(b)		Pro Forma Total(c)	Pro Forma Adjustments(d)		Pro Forma Total(e)
Liabilities:
Line of credit and notes payable	$647,362	$—		$647,362	$—		$647,362
Bonds payable, net of discount	693,171	—		693,171	—		693,171
Accounts payable, accrued expenses, and accrued capital expenditures	125,743	(1,149)	(f)	124,594	—		124,594
Deferred income	19,329	(3,432)	(f)	15,897	—		15,897
Intangible lease liabilities, less accumulated amortization	30,979	(18,936)	(f)	12,043	—		12,043
Obligations under capital leases	120,000	—		120,000	—		120,000
Total liabilities	1,636,584	(23,517)		1,613,067	—		1,613,067
Commitments and Contingencies	—	—		—	—		—
Equity:
Common stock	1,224	—		1,224	—		1,224
Additional paid-in capital	4,539,144	—		4,539,144	—		4,539,144
Cumulative distributions in excess of earnings	(1,986,250)	102,498	(g)	(1,883,752)	102,498	(h)	(1,781,254)
Other comprehensive loss	(249)	—		(249)	—		(249)
Total equity	2,553,869	102,498		2,656,367	102,498		2,758,865
Total liabilities and equity	$4,190,453	$78,981		$4,269,434	$102,498		$4,371,932

(a)	Historical financial information sourced from Columbia Property Trust's quarterly report on Form 10-Q as of March 31, 2017.

(b)	Pro forma adjustments reflect the impact of the Initial Dispositions, as described in the explanatory note above.

(c)	Reflects historical balances (a), plus the pro forma adjustments for the Initial Dispositions (b).

(d)	Pro forma adjustments reflect the impact of the Additional Dispositions, as described in the explanatory note above.

(e)	Reflects the Initial Dispositions Pro Forma totals (c), plus the pro forma adjustments for the Additional Dispositions (d).

(f)	Reflects the deconsolidation of 333 Market Street and University Circle on a depreciated historical cost basis, as a result of transferring these properties to unconsolidated joint ventures.

(g)
Reflects the estimated gain on the initial sale of a 22.5% equity interest in the 333 Market Street Joint Venture ($29.7 million) and the estimated gain on the initial sale of 22.5% equity interest in the University Circle Joint Venture ($72.8 million).

(h)
Reflects the estimated gain on the sale of an additional 22.5% equity interest in the 333 Market Street Joint Venture (29.7 million) and the estimated gain on the sale of an additional 22.5% equity interest in the University Circle Joint Venture ($72.8 million).

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA STATEMENT OF OPERATIONS
THREE MONTHS ENDED MARCH 31, 2017
(in thousands, unaudited)

	Columbia Property Trust, Inc. Historical(a)	Initial Dispositions			Additional Dispositions
		Pro Forma Adjustments(b)		Pro Forma Total(c)	Pro Forma Adjustments(d)		Pro Forma Total(e)
Revenues:
Rental income	$71,173	$(13,021)	(f)	$58,152	$—		$58,152
Tenant reimbursements	8,584	(2,599)	(f)	5,985	—		5,985
Hotel income	1,339	—		1,339	—		1,339
Other property income	1,060	86	(f)	1,146	—		1,146
	82,156	(15,534)		66,622	—		66,622
Expenses:
Property operating costs	24,105	(2,636)	(f)	21,469	—		21,469
Hotel operating costs	2,076	—		2,076	—		2,076
Asset and property management fees - other	269	—		269	—		269
Depreciation	21,605	(3,743)	(f)	17,862	—		17,862
Amortization	9,457	(1,280)	(f)	8,177	—		8,177
General and administrative	8,768	(16)	(f)	8,752	—		8,752
	66,280	(7,675)		58,605	—		58,605
Real estate operating income (loss)	15,876	(7,859)		8,017	—		8,017
Other income (expense):
Interest expense	(15,115)	—		(15,115)	—		(15,115)
Interest and other income	2,350	—		2,350	—		2,350
Loss on interest rate swaps	(45)	—		(45)	—		(45)
	(12,810)	—		(12,810)	—		(12,810)
Income before income tax expense	3,066	(7,859)		(4,793)	—		(4,793)
Income tax benefit	388	—		388	—		388
Income (loss) from unconsolidated joint venture	(1,885)	7,859	(f)
		(1,768)	(g)	4,206	(1,768)	(h)	2,438
Income before sales of real estate:	1,569	(1,768)		(199)	(1,768)		(1,967)
Gain on sales of real estate assets	73,153	—		73,153	—		73,153
Net income	$74,722	$(1,768)		$72,954	$(1,768)		$71,186
Net income per share - basic	$0.61			$0.60			$0.58
Weighted-average shares outstanding - basic	122,003			122,003			122,003
Net income per share - diluted	$0.61			$0.60			$0.58
Weighted-average shares outstanding - diluted	122,329			122,329			122,329

(a)	Historical financial information sourced from Columbia Property Trust's quarterly report on Form 10-Q as of March 31, 2017.

(b)	Pro forma adjustments reflect the impact of the Initial Dispositions, as described in the explanatory note above.

(c)	Reflects historical balances (a), plus the pro forma adjustments for the Initial Dispositions (b).

(d)	Pro forma adjustments reflect the impact of the Additional Dispositions, as described in the explanatory note above.

(e)	Reflects the Initial Dispositions Pro Forma totals (c), plus the pro forma adjustments for the Additional Dispositions (d).

(f)	Reflects the deconsolidation of 333 Market Street and University Circle, as a result of transferring these properties to unconsolidated joint ventures.

(g)	Reflects the 22.5% equity in earnings of Allianz of both the 333 Market Street Joint Venture and the University Circle Joint Venture.

(h)	Reflects the additional 22.5% equity in earnings of Allianz of both the 333 Market Street Joint Venture and the University Circle Joint Venture.

COLUMBIA PROPERTY TRUST, INC.
PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2016
(in thousands, unaudited)

	Columbia Property Trust, Inc. Historical(a)	Initial Dispositions			Additional Dispositions
		Pro Forma Adjustments(b)		Pro Forma Total(c)	Pro Forma Adjustments(d)		Pro Forma Total(e)
Revenues:
Rental income	$366,186	$(51,881)	(f)	$314,305	$—		$314,305
Tenant reimbursements	69,770	(10,528)	(f)	59,242	—		59,242
Hotel income	22,661	—		22,661	—		22,661
Other property income	14,926	—		14,926	—		14,926
	473,543	(62,409)		411,134	—		411,134
Expenses:
Property operating costs	154,968	(11,067)	(f)	143,901	—		143,901
Hotel operating costs	18,686	—		18,686	—		18,686
Asset and property management fees - other	1,415	—		1,415	—		1,415
Depreciation	108,543	(14,997)	(f)	93,546	—		93,546
Amortization	56,775	(5,261)	(f)	51,514	—		51,514
General and administrative	33,876	(90)	(f)	33,786	—		33,786
	374,263	(31,415)		342,848	—		342,848
Real estate operating income (loss)	99,280	(30,994)		68,286	—		68,286
Other income (expense):
Interest expense	(67,609)	—		(67,609)	—		(67,609)
Interest and other income	7,288	—		7,288	—		7,288
Loss on early extinguishment of debt	(18,997)	—		(18,997)	—		(18,997)
	(79,318)	—		(79,318)	—		(79,318)
Income before income tax expense	19,962	(30,994)		(11,032)	—		(11,032)
Income tax benefit	(445)	—		(445)	—		(445)
Income (loss) from unconsolidated joint venture	(7,561)	30,994	(f)
		(6,974)	(g)	16,459	(6,974)	(h)	9,485
Income before sales of real estate:	11,956	(6,974)		4,982	(6,974)		(1,992)
Gain on sales of real estate assets	72,325	—		72,325	—		72,325
Net income	$84,281	$(6,974)		$77,307	$(6,974)		$70,333
Net income per share - basic	$0.68			$0.63			$0.57
Weighted-average shares outstanding - basic	123,130			123,130			123,130
Net income per share - diluted	$0.68			$0.62			$0.57
Weighted-average shares outstanding - diluted	123,228			123,228			123,228

(a)	Historical financial information sourced from Columbia Property Trust's quarterly report on Form 10-K as of December 31, 2016.

(b)	Pro forma adjustments reflect the impact of the Initial Dispositions, as described in the explanatory note above.

(c)	Reflects historical balances (a), plus the pro forma adjustments for the Initial Dispositions (b).

(d)	Pro forma adjustments reflect the impact of the Additional Dispositions, as described in the explanatory note above.

(e)	Reflects the Initial Dispositions Pro Forma totals (c), plus the pro forma adjustments for the Additional Dispositions (d).

(f)	Reflects the deconsolidation of 333 Market Street and University Circle, as a result of transferring these properties to unconsolidated joint ventures.

(g)	Reflects the 22.5% equity in earnings of Allianz of both the 333 Market Street Joint Venture and the University Circle Joint Venture.

(h)	Reflects the additional 22.5% equity in earnings of Allianz of both the 333 Market Street Joint Venture and the University Circle Joint Venture.